EXHIBIT 9.01 (c) (1)

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT dated as of November 12, 2004 (this “Amendment”), among AFFINITY GROUP, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO (the “Guarantors”), THE LENDERS PARTY HERETO (the “Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE, as Syndication Agent (the “Syndication Agent”), CANADIAN IMPERIAL BANK OF COMMERCE (“CIBC”), as Administrative Agent (the “Administrative Agent”), and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent (the “Documentation Agent” and together with the Administrative Agent and the Syndication Agent, the “Agents”).

WHEREAS, the Credit Agreement (as defined below) provides that the Lenders may make Revolving Credit and Term Loans to the Borrower, and that the Issuing Lender may issue Letters of Credit; and

WHEREAS, the Credit Parties wish to amend the Credit Agreement to reduce the Applicable Margin for the Term B1 Loans;

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

1.             Reference to Credit Agreement.  Reference is made to the Amended and Restated Credit Agreement dated as of June 24, 2003, as amended by the First Amendment to the Credit Agreement dated as of February 18, 2004, as amended by the Second Amendment to the Credit Agreement dated as of June 30, 2004, among the Borrower, the Guarantors, the Lenders, the Syndication Agent, the Administrative Agent and the Documentation Agent (as amended on or prior to the date hereof and as it may be further amended or amended and restated from time to time, the “Credit Agreement”).  Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2.             Amendments to Credit Agreement.  The Credit Parties, the Lenders, and the Agents agree that the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

(a)           The definition of “Applicable Margin” is hereby amended by deleting the number “3.00%” in clause (a)(i) and replacing it with the number “2.00%” and further amended by deleting the number “4.00%” in clause (a)(ii) and replacing it with the number “3.00%.”

(b)           The following definitions are hereby added to the Credit Agreement in their appropriate alphabetical order:

“Second Amendment” means the Second Amendment to the Credit Agreement dated as of June 30, 2004.

“Third Amendment” means the Third Amendment to the Credit Agreement dated as of November 12, 2004.

3.             No Default; Representations and Warranties, etc.  The Credit Parties hereby confirm that: (a) the representations and warranties of the Credit Parties contained in Article 4 of the Credit Agreement are true on and as of the date hereof as if made on such date; (b) the Credit Parties are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on their part to be observed or performed thereunder; and (c) after giving effect to this Amendment, no Event of Default, nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute such an Event of Default, shall have occurred and be continuing.

4.             Conditions to this Amendment. This Amendment shall not become effective until the date on which each of the following conditions is satisfied or waived in writing by the Term B1 Loan Lenders and Term B2 Loan Lenders:

(a)           Counterparts of Amendment.  The Administrative Agent shall have received from the Credit Parties and each Term B1 Loan Lender and Term B2 Loan Lender either (i) a counterpart of this Amendment signed on behalf of the Lenders which are parties to the Credit Agreement and an amendment to the Note Purchase Agreement signed on behalf of the Noteholders which are parties to the Note Purchase Agreement or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such parties have signed counterparts of such Agreements.

(b)           Other Documents.  The Administrative Agent shall have received such other documents as any Agent or Special Counsel shall have reasonably requested.

(c)           Expenses.  The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, all reasonable expenses, including legal fees and disbursements incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby and the reimbursement or payment of all other out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

5.             Subsequent Term B1 Loan Repricing. The Borrower and the Term B1 Loan Lenders hereby agree that:

(a)           If, during the period beginning on the day after the effective date of this Amendment and ending on the first anniversary thereof, the Borrower requests and obtains a decrease in the Applicable Margin with respect to any Term B1 Loan (other than pursuant to a refinancing or an amendment and restatement of the Credit Agreement), with respect only to the first such decrease in the Applicable Margin, the Borrower shall pay to the Administrative Agent, in immediately available funds, for the account of each Term B1 Loan Lender, a fee equal to 1% of the aggregate principal amount of such Lender’s Term B1 Loans then outstanding; provided that such fee shall be paid only to Term B1 Loan Lenders which consent to such decrease; and

(b)           If any Term B1 Loan Lender shall refuse to consent to any such request by the Borrower for a decrease in the Applicable Margin with respect to any Term B1 Loan and such

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request has been approved by the Required Term Loan Lenders, then the Borrower shall have the right, if no Default then is continuing, to replace such Term B1 Loan Lender (the “Replaced Lender”) with one or more assignees as permitted by the Credit Agreement, which assignee(s) shall not be a Lender(s) who has defaulted in its obligations to fund Loans hereunder (collectively, the “Replacement Lender”); provided, that each such Replacement Lender satisfies all of the assignment requirements set forth in Section 10.4(b) of the Credit Agreement and the following additional requirements:

(i)            Each such Replacement Lender shall consent to the request for a decrease in the Applicable Margin (and such Replacement Lender shall therefore be entitled to the fee provided for in subsection (a) above);

(ii)           The purchase price payable by the Replacement Lender to the Replaced Lender for the Replaced Lender’s Term B1 Loans shall be 101% of the outstanding principal amount of the assigned Term B1 Loans, plus all accrued, but unpaid, interest and fees and other amounts owing to the Replaced Lender on or prior to the date of replacement; provided that such purchase price shall apply only if such replacement occurs during the period beginning on the day after the effective date of this Amendment and ending on the first anniversary thereof.

6.             Miscellaneous.

(a)           Except to the extent specifically amended or waived hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect.  Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.  The foregoing waivers shall apply solely to the provisions of the Credit Agreement specified herein for the periods and purposes specified herein.  Nothing herein shall be deemed to constitute a modification, amendment or waiver of any other term or condition of the Credit Agreement.

(b)           This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(c)           This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER

AFFINITY GROUP, INC.

By:	/s/ Thomas F. Wolfe
	Name:	Thomas F. Wolfe
	Title:	Senior Vice President and
Chief Financial Officer

SUBSIDIARIES/GUARANTORS

AFFINITY ADVERTISING, LP

By: VBI, INC., its General Partner

By:	/s/ Thomas F. Wolfe
	Name:	Thomas F. Wolfe
	Title:	Senior Vice President and
Chief Financial Officer

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AFFINITY BROKERAGE, INC.
AFFINITY ROAD AND TRAVEL CLUB, INC.
CAMP COAST TO COAST, INC.
CAMPING REALTY, INC.
CAMPING WORLD, INC.
CAMPING WORLD INSURANCE SERVICES OF NEVADA, INC.
COAST MARKETING GROUP, INC.
CWI, INC.
CW MICHIGAN, INC.
EHLERT PUBLISHING GROUP, INC.
GOLF CARD INTERNATIONAL CORP.
GOLF CARD RESORT SERVICES, INC.
GSS ENTERPRISES, INC.
POWER SPORTS MEDIA, INC.
TL ENTERPRISES, INC.
VBI, INC.

By:	/s/ Thomas F. Wolfe
Name:	Thomas F. Wolfe
Title:	Senior Vice President and
Chief Financial Officer

AGREEMENT OF HOLDING COMPANY AND

RATIFICATION OF NONRECOURSE GUARANTY

The undersigned hereby agrees to the provisions of Section 2 and 3 and as guarantor hereby acknowledges and consents to the foregoing Amendment as of the date hereof, and agrees that the Amended and Restated Nonrecourse Guaranty and Pledge Agreement dated as of April 27, 2004 remains in full force and effect, and the undersigned confirms and ratifies all of its obligations thereunder.

AGI HOLDING CORP.

By:	/s/ Paul E. Schedler
	Name:	Paul Schedler
	Title:	Vice President

ADMINISTRATIVE AGENT and SYNDICATION AGENT

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and Syndication Agent

By:	/s/ Jonathan Rabinowitz
	Name:	Jonathan Rabinowitz
	Title:	Executive Director
CIBC World Markets Corp. As Agent